September 13, 2004


                          WILLIAMSBURG INVESTMENT TRUST


                               THE JAMESTOWN FUNDS

                           The Jamestown Balanced Fund
                            The Jamestown Equity Fund
                     The Jamestown Tax-Exempt Virginia Fund
                     The Jamestown International Equity Fund


                Supplement to the Prospectus dated August 1, 2004



     THE SECOND PARAGRAPH ON PAGE 27 (WITHIN THE SECTION "MANAGEMENT OF THE FUNDS--INTERNATIONAL EQUITY FUND") IS HEREBY AMENDED TO READ AS FOLLOWS:

Effective September 13, 2004, L. Sean Roche has assumed the primary responsibility for the day-to-day management of the International Equity Fund's portfolio. Mr. Roche is an Executive Managing Principal and the Chief Operations Officer of the Sub-Adviser. Mr. Roche has been employed by the Sub-Adviser since August 1986.